UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 24, 2007

MONOLITHIC POWER SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6409 Guadalupe Mines Road

San Jose, California 95120

(Address of principal executive offices) (Zip Code)

(408) 826-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 24, 2007, the Board elected Mr. Douglas M. McBurnie and Ms. Karen A. Smith Bogart to the board of directors (the “Board”) of Monolithic Power Systems, Inc. (the “Company”). Pursuant to a letter of agreement between the Company and each of the Company’s newly appointed board members, dated May 24, 2007, the Company committed to grant to each director a non-qualified stock option to purchase 30,000 shares of the Company’s common stock with an exercise price equal to the closing fair market value of the underlying stock on the date of grant, which was May 24, 2007. The shares underlying the option vest at the rate of fifty percent (50%) on the date one year after the date of grant and an additional fifty percent (50%) on the date two years after the date of grant, subject to their continued service on the Board on the applicable vesting date. The option is subject to the terms and conditions of the Company’s 2004 Equity Incentive Plan and the related stock option agreements. In addition, the Company agreed to provide an annual retainer of $25,000 to each of these individuals in connection with their Board service to the Company. Mr. McBurnie will serve on the Audit and Nominating and Corporate Governance Committees, and Ms. Bogart will serve on the Compensation Committee. Mr. McBurnie and Ms. Bogart are entitled to additional compensation as described in our Form 10-Q filed with the Securities and Exchange Commission on April 27, 2007, for such services on the Board committees.

In connection with the election of Mr. McBurnie and Ms. Bogart to the Board, the Company entered into an indemnification agreement with these individuals, the terms of which are identical in all material respects to the form of indemnification agreement that the Company has previously entered into with each of its directors, which was filed with the SEC as Exhibit 10.4 of the Company’s Form S-1 Registration Statement filed on November 15, 2004.

Copies of the letter agreements between the Company and Mr. McBurnie and the Company and Ms. Bogart, each dated May 24, 2007 are attached to this Current Report as Exhibits 10.1 and 10.2, respectively. A press release announcing the elections was issued on May 25, 2007, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Letter agreement between the Company and Mr. Douglas McBurnie, dated May 24, 2007
10.2	Letter agreement between the Company and Ms. Karen Bogart, dated May 24, 2007
99.1	Press release, dated May 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 25, 2007	By:	/s/ C. Richard Neely, Jr.
C. Richard Neely, Jr.
Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter agreement between the Company and Mr. Douglas McBurnie, dated May 24, 2007

10.2	Letter agreement between the Company and Ms. Karen Bogart, dated May 24, 2007

99.1	Press release, dated May 25, 2007